ACCOUNTS RECEIVABLE, NET - Schedule of allowance for doubtful accounts (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
ACCOUNTS RECEIVABLE, NET
Balance at beginning of the year	$ 3,150	$ 3,797	$ 5,437
Addition	100	234	524
Reverse	(380)	(875)	(144)
Disposal of subsidiaries			(2,276)
Exchange rate adjustment	20	(6)	256
Balance at end of the year	$ 2,890	$ 3,150	$ 3,797